SECURITIES AND EXCHANGE COMMISSION

                   Washington, D.C. 20549


                          FORM 8-K


                       CURRENT REPORT

             PURSUANT TO SECTION 13 OR 15(d) OF
           THE SECURITIES AND EXCHANGE ACT OF 1934


  Date of Report (Date of Earliest Event Reported)  May 19, 1998


      AEI INCOME & GROWTH FUND XXI LIMITED PARTNERSHIP
   (Exact Name of Registrant as Specified in its Charter)

                     State of Minnesota
      (State or other Jurisdiction of Incorporation or
                        Organization)




          33-85076C                     41-1789725
   (Commission File Number)          (I.R.S. Employer
                                   Identification No.)


   1300 Minnesota World Trade Center, St. Paul, Minnesota 55101
          (Address of Principal Executive Offices)


                        (612) 227-7333
    (Registrant's telephone number, including area code)



    (Former name or former address, if changed since last report)



Item 2.  Acquisition or Disposition of Assets.

       On May 19, 1998, the Partnership purchased a newly constructed Champps Americana restaurant in Livonia, Michigan from Champps Americana, Inc. The total cash purchase price of the land and building was approximately $4,087,000. Champps Americana, Inc. is not affiliated with the Partnership.

       The cash, used in purchasing the property, was from the proceeds of sale of Limited Partnership Units.

Item 7.  Financial Statements and Exhibits.

         (a) Financial  statements  of  businesses acquired.
             Not Applicable. Property was newly constructed.

         (b) A limited number of proforma adjustments are required to illustrate the effects of the transaction on the balance sheet and income statement. The following narrative description is furnished in lieu of the proforma statements:

             Assuming the Partnership had acquired the property on January 1, 1997, the Partnership's Investments in Real Estate would have increased by $4,087,000 and its Current Assets
             (cash)  would  have decreased by  approximately
             $4,087,000.

             The Total Income for the Partnership would have increased from $1,513,094 to $1,891,988 for the year ended December 31, 1997 and from $452,487 to $489,812 for three months ended March 31, 1998 if the Partnership had owned the property during the periods.

             Depreciation  Expense would have  increased  by
             $134,354   and  $33,588  for  the  year   ended
             December  31,  1997 and the three months  ended
             March 31, 1998, respectively.

             The net effect of these proforma adjustments would have caused Net Income to increase from $439,239 to $683,779 and from $428,911 to
             $432,648, which would have resulted in Net Income of $28.30 and $17.97 per Limited Partnership Unit outstanding for the year ended December 31, 1997 and the three months ended March 31, 1998, respectively.

         (c) Exhibits

             Exhibit  10.1 - Net  Lease  Agreement  dated
                             July  8,  1997  between  the
                             Partnership and Champps  Americana,
                             Inc.  relating to the  property  at
                             19470   Haggerty   Road,   Livonia,
                             Michigan      (incorporated      by
                             reference to Exhibit 10.2  of  Form
                             10-QSB  filed  with the  Commission
                             on August 5, 1997).

             Exhibit  10.2 - First Amendment  to
                             Net  Lease Agreement dated May  19,
                             1998  between  the Partnership  and
                             Champps  Americana,  Inc.  relating
                             to  the  property at 19470 Haggerty
                             Road, Livonia, Michigan.


                         SIGNATURES

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            AEI INCOME & GROWTH FUND XXI LIMITED PARTNERSHIP

                            By:  AEI Fund Management XXI, Inc.
                              Its:  Managing  General Partner


Date:  June 16, 1998         /s/ Mark E Larson
                            By:  Mark E. Larson
                            Its Chief Financial Officer
                            (Principal Accounting and
                            Financial Officer)